UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

DEFINITIVE SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Explanatory Note

SinoCoking Coal and Coke Chemical Industries, Inc. (the “Company”) hereby amends its definitive proxy statement filed on Schedule 14A with the Securities and Exchange Commission on May 2, 2013 (the “Proxy Statement”) in connection with its Annual Meeting of Stockholders to be held on June 7, 2013 (China local time), by filing a revised proxy card (the “Revised Proxy Card”) to correct an error in the website address stated in the previously provided proxy card for the website at which the stockholders may view online the Proxy Statement, the Notice of the Annual Meeting and the Company’s Annual Report on Form 10-K (“Annual Report”). There are no other revisions to the previously filed Proxy Statement other than the Revised Proxy Card. The Revised Proxy Card, along with the Proxy Statement, the Notice of the Annual Meeting and the Annual Report, will be mailed to all stockholders entitled to vote at the Annual Meeting and will also be made available at the website address indicated in the Revised Proxy Card, on or about May 8, 2013.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC.

for the June 7, 2013 Annual Meeting of Stockholders and any postponement(s) or adjournment(s) thereof.

The undersigned hereby: (a) acknowledges receipt of the Notice of the Annual Meeting of the stockholders of SinoCoking Coal and Coke Chemical Industries, Inc. (the "Company") to be held on at 10:00 AM (China local time) on June 7, 2013 (the "Annual Meeting"), and the associated Proxy Statement; (b) appoints Jianhua Lv, as Proxy, with the power to appoint a substitute; (c) authorizes each proxy to represent and vote, as designated below, all of the shares of Common Stock of the Company, par value $0.001 per share, held of record by the undersigned at the close of business on April 29, 2013, at the Annual Meeting and at any postponement(s) or adjournment(s) thereof; and (d) revokes any proxies previously given.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 7, 2013.

The Proxy Statement, the Notice of Annual Meeting of Shareholders and Our Annual Report to Shareholders are available at http://www.shareholdermaterial.com/scok/.

1. The Board of Directors recommends a vote FOR each director of the Company listed below, to serve until the Annual Meeting of Stockholders for the fiscal year ending June 30, 2014 and until such director's respective successors shall be elected and qualified, or until such director's earlier death, resignation or removal from office.

Jianhua Lv	☐ FOR	☐ WITHHOLD	Hui Huang	☐ FOR	☐ WITHHOLD
Yushan Jiang	☐ FOR	☐ WITHHOLD	Haoyi Zhang	☐ FOR	☐ WITHHOLD
Hui Zheng	☐ FOR	☐ WITHHOLD			

IMPORTANT – CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

▲ PLEASE DETACH PROXY CARD HERE ▲

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

2. The Board of Directors recommends a vote FOR ratification of the appointment of Friedman LLP as the independent auditors for the Company for the fiscal year ending June 30, 2013.

FOR ☐ AGAINST ☐ ABSTAIN ☐

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PERSON DESIGNATED AS

Please mark, sign, date, and return this Proxy as promptly as possible in the envelope provided.

Dated: ______________________________, 2013

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Signature(s) of Stockholders

Joint owners should each sign. Signature(s) should correspond with your name(s) as printed on this Proxy. Attorneys, executors, trustees, administrators and guardians should give full title and authority. If a corporation, please provide full name of corporation and title of the authorized officer signing this Proxy. If a partnership or limited liability company ("LLC"), please provide the full partnership's or LLC's name and title of the authorized person signing this Proxy.

▲ **PLEASE DETACH PROXY CARD HERE** ▲

YOUR VOTE IS IMPORTANT – VOTE TODAY IN ONE OF THREE WAYS:

MAIL

If you do not wish to vote by telephone or over the internet, please complete, sign, date and return the above proxy card in the postage prepaid envelope provided.

INTERNET

If you wish to vote by internet, please log-on to:

http://www.proxypush.com/itc.

Enter your control number printed below and vote your proxy by checking the appropriate boxes. Click on "Accept Vote".

TELEPHONE

After you call the phone number below, you will be asked to enter the control number at the bottom of the page. You will need to respond to a few simple questions. Your vote will be confirmed and cast as directed. Call toll-free in the U.S. or Canada at 866.702.2536 on a touchtone telephone.

All votes must be received by 8:00 pm, China local time, on June 6, 2013 (same as 8:00 am, U.S. Eastern Standard Time, on June 6, 2013)

CONTROL NUMBER

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